Computational Materials for

JPMAC 2005-OPT2

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates.  Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.  You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.  The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN).  JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. – All rights reserved.  J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC.  JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials.  Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

Scheduled Balances in Excess of $500,000 Mortgage Loan Statistics

As of the Cut-off Date

Summary Statistics		Minimum	Maximum
Scheduled Principal Balance	$155,048,022	$501,973	$1,540,000
Average Scheduled Principal Balance	$646,033
Number of Mortgage Loans	240

Weighted Average Gross Coupon	6.468%	4.990%	9.290%
Weighted Average FICO Score	655	503	816
Weighted Average Combined Original LTV	77.55%	33.60%	100.00%
Weighted Average DTI	42.21%	10.73%	58.71%

Weighted Average Original Term	359	180	360
Weighted Average Stated Remaining Term	356	177	358
Weighted Average Seasoning	3	2	8

Weighted Average Gross Margin	4.814%	3.000%	7.750%
Weighted Average Minimum Interest Rate	6.509%	4.990%	9.290%
Weighted Average Maximum Interest Rate	12.524%	10.990%	15.290%
Weighted Average Initial Rate Cap	2.893%	1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	28	2	178

Maturity Date		September 1, 2020	October 1, 2035
Maximum Zip Code Concentration	02067(1.18%)

ARM	79.14%
Fixed Rate	20.86%

Interest Only	48.54%	Multi Family	12.74%
Not Interest Only	51.46%	Condo	3.62%
Weighted Average IO Term	60	Manufactured Housing	0.00%
		PUD	15.65%
First Lien	98.24%	Single Family	67.99%
Second Lien	1.76%

Full Documentation	31.41%
Limited Documentation	2.25%	Top 5 States:
No Documentation	0.39%	California	54.41%
Stated Income	65.60%	New York	12.50%
		New Jersey	6.56%
Purchase	69.58%	Florida	3.82%
Cash Out Refinance	26.38%	Massachusetts	3.75%
Rate/Term Refinance	4.04%

Primary	94.55%
Investment	3.22%
Second / Vacation	2.23%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
500,001 - 550,000	80	$41,952,838.42	27.06%	6.620%	357	81.25%	651	43.17%
550,001 - 600,000	58	33,429,843.41	21.56	6.384	357	80.11	663	42.46
600,001 - 650,000	36	22,468,269.66	14.49	6.554	357	80.00	655	43.11
650,001 - 700,000	14	9,418,233.60	6.07	6.427	344	74.11	662	42.99
700,001 - 750,000	12	8,703,611.99	5.61	6.572	357	77.72	655	42.56
750,001 - 800,000	10	7,685,134.73	4.96	6.201	357	76.35	665	44.89
800,001 - 850,000	6	4,927,908.64	3.18	6.534	358	65.90	640	36.95
850,001 - 900,000	3	2,626,242.53	1.69	6.048	357	66.53	654	39.49
900,001 - 950,000	3	2,804,769.00	1.81	6.365	357	79.03	639	37.94
950,001 - 1,000,000	5	4,952,140.03	3.19	6.399	357	73.99	644	40.35
1,000,001 >=	13	16,079,029.67	10.37	6.310	357	67.86	644	39.39
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
4.500 - 4.999	2	$1,209,180.71	0.78%	4.990%	357	72.93%	606	40.69%
5.000 - 5.499	22	13,593,406.59	8.77	5.298	357	72.65	689	43.01
5.500 - 5.999	45	30,885,671.09	19.92	5.767	353	74.99	676	41.85
6.000 - 6.499	60	39,382,609.73	25.40	6.246	357	76.49	661	42.25
6.500 - 6.999	55	35,797,957.64	23.09	6.779	357	78.41	642	42.52
7.000 - 7.499	32	20,173,154.70	13.01	7.214	357	82.63	637	41.64
7.500 - 7.999	15	8,992,454.04	5.80	7.637	357	83.06	633	40.64
8.000 - 8.499	3	1,626,032.69	1.05	8.354	358	90.00	678	43.96
8.500 - 8.999	5	2,840,406.20	1.83	8.860	356	73.61	549	46.31
9.000 - 9.499	1	547,148.29	0.35	9.290	357	80.00	529	44.16
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
500 - 524	3	$1,853,324.26	1.20%	8.022%	357	72.29%	514	46.73%
525 - 549	7	3,893,721.88	2.51	7.845	357	70.57	534	44.82
550 - 574	11	7,415,968.69	4.78	6.476	357	74.61	566	42.61
575 - 599	19	11,628,608.25	7.50	6.793	357	75.16	589	40.85
600 - 624	34	23,217,415.44	14.97	6.586	357	74.59	612	43.35
625 - 649	43	29,805,641.06	19.22	6.507	357	77.00	638	39.67
650 - 674	42	24,821,594.63	16.01	6.479	357	82.04	661	44.05
675 - 699	29	20,832,401.92	13.44	6.186	351	77.57	687	44.47
700 - 724	21	12,480,520.05	8.05	6.131	357	79.96	711	40.59
725 - 749	9	6,120,316.49	3.95	6.094	357	78.14	735	40.91
750 - 774	13	7,271,494.91	4.69	6.463	357	80.77	763	39.46
775 - 799	8	5,092,014.10	3.28	5.885	357	80.09	788	41.80
800 - 824	1	615,000.00	0.40	5.050	357	61.50	816	40.48
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Combined Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
0.01 - 50.00	2	$1,463,913.35	0.94%	6.684%	358	40.59%	592	46.40%
50.01 - 55.00	2	1,404,185.29	0.91	5.660	356	54.76	740	34.36
55.01 - 60.00	10	8,388,665.62	5.41	6.274	357	58.71	630	40.14
60.01 - 65.00	19	14,871,797.65	9.59	6.247	357	63.16	662	41.47
65.01 - 70.00	18	12,511,740.38	8.07	6.173	357	69.48	626	40.48
70.01 - 75.00	27	18,771,202.81	12.11	6.608	357	73.62	626	41.85
75.01 - 80.00	86	51,977,418.41	33.52	6.415	357	79.72	656	43.19
80.01 - 85.00	25	15,467,913.48	9.98	6.310	350	84.19	654	41.55
85.01 - 90.00	35	20,864,253.80	13.46	6.784	357	89.74	690	42.10
90.01 - 95.00	14	8,181,032.89	5.28	7.015	358	94.51	660	44.31
95.01 - 100.00	2	1,145,898.00	0.74	7.293	358	99.14	719	47.25
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
180	1	$658,542.08	0.42%	5.900%	177	82.16%	695	43.05%
360	239	154,389,479.60	99.58	6.471	357	77.53	654	42.20
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Remaining Term to Stated Maturity	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
121 - 180	1	$658,542.08	0.42%	5.900%	177	82.16%	695	43.05%
301 - 360	239	154,389,479.60	99.58	6.471	357	77.53	654	42.20
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
N/A	1	$600,032.69	0.39%	8.190%	358	90.00%	774	0.00%
0.01 - 20.00	6	3,601,157.44	2.32	6.683	357	76.60	683	14.41
20.01 - 25.00	3	1,775,951.18	1.15	6.685	357	71.69	660	21.88
25.01 - 30.00	14	11,417,931.23	7.36	6.314	357	72.83	644	27.99
30.01 - 35.00	18	11,023,322.28	7.11	6.210	357	78.49	655	32.35
35.01 - 40.00	31	21,789,278.19	14.05	6.493	357	78.04	650	37.59
40.01 - 45.00	58	37,967,538.21	24.49	6.580	354	76.85	662	42.78
45.01 - 50.00	71	43,636,184.08	28.14	6.420	357	78.92	656	47.72
50.01 - 55.00	34	20,425,130.70	13.17	6.523	357	79.21	640	52.33
55.01 - 60.00	4	2,811,495.68	1.81	5.979	357	67.80	648	56.03
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

ARM/FRM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
ARM	190	$122,704,625.41	79.14%	6.511%	357	78.13%	647	42.12%
Fixed Rate	50	32,343,396.27	20.86	6.307	354	75.38	683	42.53
Total:	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
15/15 ARM	1	$532,079.61	0.34%	6.750%	358	79.55%	660	47.61%
2/28 ARM	48	31,912,345.91	20.58	6.977	357	76.07	625	41.52
2/28 ARM Balloon	12	7,229,626.86	4.66	6.504	357	82.97	624	46.43
2/28 ARM IO	87	54,908,251.21	35.41	6.354	357	79.11	658	42.08
30/40 Balloon	4	3,163,955.65	2.04	6.326	357	74.62	645	46.69
3/27 ARM	6	3,353,834.16	2.16	6.455	357	74.10	642	43.46
3/27 ARM Balloon	2	1,292,204.78	0.83	6.355	357	75.43	604	49.86
3/27 ARM IO	5	4,064,300.00	2.62	5.771	357	77.88	713	37.66
5/25 ARM	10	6,571,314.47	4.24	6.992	357	73.40	627	39.64
5/25 ARM IO	16	11,096,105.64	7.16	6.001	357	80.65	676	42.41
6ML ARM	3	1,744,562.77	1.13	6.236	356	76.27	609	44.17
Fixed	38	23,990,517.53	15.47	6.223	352	74.84	690	41.40
Fixed IO	8	5,188,923.09	3.35	6.684	357	78.30	672	45.24
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Not Interest Only	124	$79,790,441.74	51.46%	6.633%	356	75.98%	645	42.30%
Interest Only	116	75,257,579.94	48.54	6.293	357	79.21	664	42.11
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Interest Only Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
None	124	$79,790,441.74	51.46%	6.633%	356	75.98%	645	42.30%
60	116	75,257,579.94	48.54	6.293	357	79.21	664	42.11
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
None	53	$33,771,217.00	21.78%	6.814%	357	79.79%	658	43.28%
12	41	25,035,633.11	16.15	6.797	357	75.13	632	41.98
24	99	65,230,167.53	42.07	6.300	357	77.97	648	41.58
36	47	31,011,004.04	20.00	6.180	353	76.20	682	42.57
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
First	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Stated Income	158	$101,706,902.08	65.60%	6.587%	356	77.56%	660	42.22%
Full Doc	76	48,702,270.11	31.41	6.202	357	77.98	643	42.25
Limited Income	4	3,490,470.74	2.25	6.511	358	70.68	634	39.23
No Income No Asset	1	600,032.69	0.39	8.190	358	90.00	774	0.00
Bus Bank Statement	1	548,346.06	0.35	5.990	357	68.75	658	54.59
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Cash Out Refinance	165	$107,885,338.96	69.58%	6.408%	356	75.90%	645	42.33%
Purchase	67	40,904,506.80	26.38	6.591	357	82.41	679	41.72
Rate / Term Refinance	8	6,258,175.92	4.04	6.702	358	74.37	652	43.19
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Single Family	163	$105,424,490.27	67.99%	6.427%	356	77.77%	654	42.20%
PUD	34	24,266,957.13	15.65	6.486	357	75.71	644	42.22
Multi Family	34	19,746,368.20	12.74	6.646	357	78.62	663	42.43
Condo	9	5,610,206.08	3.62	6.537	357	77.67	676	41.46
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Primary	225	$146,593,499.05	94.55%	6.449%	356	77.52%	653	42.35%
Investment	9	4,990,073.92	3.22	6.845	357	75.65	693	35.84
Second / Vacation	6	3,464,448.71	2.23	6.719	357	81.48	665	45.16
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Credit Grade	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
A	5	$3,220,554.08	2.08%	7.130%	357	65.50%	573	40.28%
AA	17	10,637,986.87	6.86	6.737	357	77.27	606	41.43
AA+	215	139,390,434.71	89.90	6.416	356	77.96	661	42.25
B	3	1,799,046.02	1.16	7.705	357	69.18	563	47.01
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
Arizona	2	$1,343,589.25	0.87%	6.935%	358	76.94%	611	31.05%
California	131	84,365,334.69	54.41	6.187	356	77.81	659	42.90
Colorado	2	1,474,724.54	0.95	6.256	357	72.97	695	39.90
Connecticut	3	2,460,624.84	1.59	6.128	358	63.61	632	45.70
District Of Columbia	3	2,008,071.77	1.30	6.494	358	73.10	617	45.36
Florida	10	5,918,298.33	3.82	6.839	357	81.91	635	41.78
Hawaii	4	2,400,236.98	1.55	6.406	357	84.11	676	43.06
Illinois	2	1,117,532.69	0.72	8.310	358	90.00	694	38.12
Kansas	1	532,079.61	0.34	6.750	358	79.55	660	47.61
Maryland	5	2,826,309.60	1.82	6.711	357	83.85	652	42.00
Massachusetts	10	5,820,279.92	3.75	7.055	357	81.40	681	41.41
Minnesota	1	1,500,568.14	0.97	6.100	357	70.00	644	29.96
Nevada	5	2,953,139.49	1.90	7.315	357	87.34	622	40.75
New Jersey	15	10,177,139.55	6.56	6.728	357	75.79	657	43.17
New York	33	19,386,462.50	12.50	6.845	357	76.63	637	42.29
North Carolina	2	1,542,573.82	0.99	7.385	357	80.39	577	34.58
Oregon	1	537,874.38	0.35	6.100	356	80.00	742	41.24
Pennsylvania	2	1,794,081.08	1.16	6.551	357	69.32	657	29.58
Rhode Island	1	640,000.00	0.41	6.550	358	80.00	663	44.99
Texas	3	2,522,250.50	1.63	6.776	357	68.77	642	40.00
Virginia	3	2,186,850.00	1.41	6.893	357	79.73	720	41.62
Washington	1	1,540,000.00	0.99	6.990	356	61.60	675	43.26
Total	240	$155,048,021.68	100.00%	6.468%	356	77.55%	655	42.21%

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
3.000 - 3.499	4	$2,871,204.23	2.34%	5.210%	357	79.40%	656	46.51%
3.500 - 3.999	19	12,197,740.65	9.94	5.520	357	75.48	699	39.55
4.000 - 4.499	47	31,747,566.13	25.87	6.105	357	76.50	666	40.79
4.500 - 4.999	48	31,779,743.50	25.90	6.436	357	77.15	641	43.04
5.000 - 5.499	31	20,399,931.07	16.63	6.965	357	79.63	633	40.92
5.500 - 5.999	28	16,454,633.01	13.41	7.105	357	81.62	627	44.21
6.000 - 6.499	4	2,204,904.71	1.80	7.748	357	88.98	644	46.72
6.500 - 6.999	4	2,319,133.15	1.89	8.448	357	68.28	542	43.19
7.000 - 7.499	4	2,182,620.67	1.78	8.020	357	87.77	585	46.43
7.500 - 7.999	1	547,148.29	0.45	9.290	357	80.00	529	44.16
Total	190	$122,704,625.41	100.00%	6.511%	357	78.13%	647	42.12%

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
4.500 - 4.999	2	$1,209,180.71	0.99%	4.990%	357	72.93%	606	40.69%
5.000 - 5.499	19	11,565,150.92	9.43	5.285	357	74.72	680	42.16
5.500 - 5.999	28	19,551,174.16	15.93	5.759	357	76.74	666	39.93
6.000 - 6.499	48	32,037,684.18	26.11	6.251	357	76.31	655	42.67
6.500 - 6.999	46	29,799,644.84	24.29	6.788	357	78.27	640	42.55
7.000 - 7.499	26	16,610,078.10	13.54	7.212	357	83.61	632	41.50
7.500 - 7.999	12	6,918,125.32	5.64	7.653	357	82.21	616	43.44
8.000 - 8.499	3	1,626,032.69	1.33	8.354	358	90.00	678	43.96
8.500 - 8.999	5	2,840,406.20	2.31	8.860	356	73.61	549	46.31
9.000 - 9.499	1	547,148.29	0.45	9.290	357	80.00	529	44.16
Total	190	$122,704,625.41	100.00%	6.511%	357	78.13%	647	42.12%

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
10.500 - 10.999	2	$1,209,180.71	0.99%	4.990%	357	72.93%	606	40.69%
11.000 - 11.499	18	11,026,150.92	8.99	5.281	357	74.95	683	42.13
11.500 - 11.999	27	18,975,174.16	15.46	5.763	357	76.64	667	39.97
12.000 - 12.499	49	32,576,684.18	26.55	6.236	357	76.20	655	42.68
12.500 - 12.999	46	29,775,644.84	24.27	6.767	357	78.29	641	42.46
13.000 - 13.499	26	16,610,078.10	13.54	7.212	357	83.61	632	41.50
13.500 - 13.999	13	7,518,125.32	6.13	7.581	357	81.95	617	43.42
14.000 - 14.499	3	1,626,032.69	1.33	8.354	358	90.00	678	43.96
14.500 - 14.999	5	2,840,406.20	2.31	8.860	356	73.61	549	46.31
15.000 - 15.499	1	547,148.29	0.45	9.290	357	80.00	529	44.16
Total	190	$122,704,625.41	100.00%	6.511%	357	78.13%	647	42.12%

Initial Periodic Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1.000	3	$1,744,562.77	1.42%	6.236%	356	76.27%	609	44.17%
2.000	16	9,643,214.57	7.86	6.478	357	79.58	623	45.25
3.000	171	111,316,848.07	90.72	6.518	357	78.03	650	41.82
Total	190	$122,704,625.41	100.00%	6.511%	357	78.13%	647	42.12%

Subsequent Periodic Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1.000	190	$122,704,625.41	100.00%	6.511%	357	78.13%	647	42.12%
Total	190	$122,704,625.41	100.00%	6.511%	357	78.13%	647	42.12%

Months to Next Rate Adjustment	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO	Weighted Average DTI
1 - 3	3	$1,744,562.77	1.42%	6.236%	356	76.27%	609	44.17%
16 - 18	2	1,073,009.74	0.87	7.559	352	78.57	618	42.63
19 - 21	104	67,467,432.08	54.98	6.473	357	77.59	649	41.39
22 - 24	41	25,509,782.16	20.79	6.810	358	80.44	632	44.50
31 - 33	11	7,443,495.28	6.07	6.142	357	75.39	668	43.69
34 - 36	2	1,266,843.66	1.03	5.994	358	80.00	679	30.05
55 - 57	19	12,237,620.48	9.97	6.354	357	77.67	662	44.07
58 - 60	7	5,429,799.63	4.43	6.403	358	78.59	647	35.31
178 - 180	1	532,079.61	0.43	6.750	358	79.55	660	47.61
Total	190	$122,704,625.41	100.00%	6.511%	357	78.13%	647	42.12%